Second Quarter 2012 Business Review
Jonathan W. Painter, President & CEO
Thomas M. O’Brien, Executive Vice President & CFO

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Forward-Looking Statements
The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of
1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, and economic and industry outlook. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in Kadant’s quarterly report on Form 10-Q for the quarter ended
March 31, 2012. These include risks and uncertainties relating to our dependence on the pulp and paper industry; significance of sales and operation of manufacturing facilities in China; our ability to adjust operating costs and manufacturing sufficiently in China to meet demand; commodity and component price increases or shortages; international sales and operations; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; litigation costs related to our discontinued operation; our acquisition strategy; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Use of Non-GAAP Financial Measures
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of foreign currency translation, earnings before interest, taxes, depreciation, and amortization (EBITDA), and adjusted EBITDA.
A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2012 second quarter earnings press release issued July 30, 2012, which is available in the Investors section of our website at www.kadant.com under the heading Investor
News.

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
BUSINESS REVIEW
Jonathan W. Painter
President & CEO

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Q2 2012 Financial Highlights
	Q2 2012	Q2 2011
Revenue	$83.0 million	$82.5 million
Gross Margin	43.7%	45.7%
Operating Income1	$9.4 million	$10.5 million
Net Income1	$6.5 million	$7.3 million
Diluted EPS1	$0.56	$0.59
EBITDA2	$11.4 million	$12.5 million
EBITDA2/Sales	13.8%	15.1%
Cash Flow1	$8.6 million	$6.8 million
Net Cash (cash less debt)	$30.1 million	$28.6 million
1 Operating Income, Net Income, Cash Flow, and Diluted EPS are from continuing operations.
2 EBITDA (earnings before interest, taxes, depreciation, and amortization) is a non-GAAP financial measure as detailed in our Q2 2012 earnings press release issued July 30, 2012.

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Revenue By Product Line: Q2 2012
$83.0 million, up 0.6% compared to Q2 2011
($ Millions)	Q2 2012	Q2 2011	% CHANGE	EXCL. FX
Stock-Preparation	$28.7	$32.3	-11.3%	-8.7%
Fluid-Handling	23.7	24.5	-3.0%	2.4%
Doctoring	14.0	13.7	2.1%	6.6%
Water-Management	13.1	8.5	53.2%	60.8%
Fiber-based Products	3.0	2.9	6.5%	6.5%
Other	0.5	0.6	-17.1%	-4.3%
TOTAL	$83.0	$82.5	0.6%	4.9%
Percent change calculated using actual numbers reported in our Q2 2012 earnings release dated July 30, 2012.

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Bookings By Product Line: Q2 2012
$77.4 million, down 11.4% compared to Q2 2011
($ Millions)	Q2 2012	Q2 2011	% CHANGE	EXCL. FX
Stock-Preparation	$28.0	$30.8	-9.1%	-5.3%
Fluid-Handling	24.2	28.4	-15.1%	-10.2%
Doctoring	14.8	14.5	2.3%	6.8%
Water-Management	7.3	11.1	-34.0%	-31.8%
Fiber-based Products	2.6	1.8	47.3%	47.3%
Other	0.5	0.7	-29.2%	-18.5%
TOTAL	$77.4	$87.3	-11.4%	-7.3%
Percent change calculated using actual numbers reported in our Q2 2012 earnings release dated July 30, 2012.

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Bookings and Revenues
US$ (millions)

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Bookings and Revenues
US$ (millions)

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Bookings and Revenues
US$ (millions)

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Parts and Consumables Bookings and Revenues
US$ (millions)

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
REGIONAL PERFORMANCE

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
North America Bookings and Revenues
US$ (millions)

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Europe Bookings and Revenues
US$ (millions)

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
China Bookings and Revenues
US$ (millions)

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
South America Bookings and Revenues
US$ (millions)

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Revenues from Emerging and Developed Economies
Geographic data is attributed to countries based on customer location. Revenues are for the trailing 12 months ending June 30, 2012.
● Emerging Regions (40%) ● Developed Regions (60%)

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Guidance for Continuing Operations
• FY 2012 GAAP diluted EPS of $2.05 to $2.10
• FY 2012 revenues of $325 to $330 million
• Q3 2012 GAAP diluted EPS of $0.49 to $0.51
• Q3 2012 revenues of $80 to $82 million

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
FINANCIAL REVIEW
Thomas M. O’Brien
Executive Vice President & Chief Financial Officer

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Gross Margins
	2Q12	1Q12	2Q11	Sequential ∆	Y-O-Y ∆
Papermaking Systems Segment	43.4%	45.1%	45.3%	-1.7%	-1.9%
Fiber-based Products	52.8%	56.3%	56.6%	-3.5%	-3.8%
TOTAL	43.7%	45.6%	45.7%	-1.9%	-2.0%

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
SG&A
($ Millions)	2Q12	1Q12	2Q11	Sequential ∆	Y-O-Y ∆
SG&A	$25.5	$26.1	$25.8	$(0.6)	$(0.3)
% Revenues	30.7%	31.1%	31.3%	-0.4%	-0.6%

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
2Q11 to 2Q12 Diluted EPS from Continuing Operations

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Cash Flow
($ Millions)	2Q12	2Q11	2Q12 YTD	2Q11 YTD
Income from Continuing Operations	$6.6	$7.4	$13.7	$13.3
Depreciation and Amortization	2.0	2.0	4.3	3.8
Stock-Based Compensation	1.2	1.1	2.3	1.9
Other Items	0.3	-	(0.1)	0.5
Change in Current Assets & Liabilities (excl. acquisitions)	(1.5)	(3.7)	(15.7)	(12.3)
Cash Provided by Continuing Operations	$8.6	$6.8	$4.5	$7.2

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Key Working Capital Metrics
	2Q12	1Q12	2Q11
Days in Receivables	74	73	63
Days in Payables	49	57	54
Days in Inventory	97	101	113

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Working Capital
	2Q12	1Q12	2Q11
Working Capital % LTM Revenues*	13.8%	13.7%	13.4%
*Working Capital is defined as current assets less current liabilities, excluding cash, debt, and the discontinued operation.

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Cash and Debt
($ Millions)	2Q12	1Q12	2Q11
Cash, cash equivalents, restricted cash	$42.1	$43.0	$46.1
Debt	(12.0)	(12.1)	(17.5)
NET CASH	$30.1	$30.9	$28.6

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Leverage Ratio
* Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA.

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KAI 2Q12 Business Review-July 31, 2012
© 2012 Kadant Inc. All rights reserved.
Questions & Answers
To ask a question, please call 866-804-6926 within the U.S. or
+1-857-350-1672 outside the U.S. and reference 83375884.
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Second Quarter 2012 Business Review
Jonathan W. Painter, President & CEO
Thomas M. O’Brien, Executive Vice President & CFO